                                                                         Exhibit 10.20

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE

THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"),  NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY
NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1)
A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY
APPLICABLE  STATE  SECURITIES  LAW OR (2) THE  COMPANY  RECEIVES  AN  OPINION OF
COUNSEL  TO THE  COMPANY OR  COUNSEL  TO THE  HOLDER OF SUCH  SECURITIES,  WHICH
COUNSEL  AND OPINION  ARE  REASONABLY  SATISFACTORY  TO THE  COMPANY,  THAT SUCH
SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED,  HYPOTHECATED, OR TRANSFERRED WITHOUT
AN  EFFECTIVE   REGISTRATION  STATEMENT  UNDER  THE  ACT  AND  APPLICABLE  STATE
SECURITIES LAWS.

                             Albuquerque, New Mexico

                                  April 1, 2002

     FOR VALUE RECEIVED, Americana Publishing, Inc., a Colorado corporation with offices at 303 San Mateo NE,  Suite  104A,  Albuquerque,  New Mexico  87108 (the
"Obligor"),  promises to pay to the order of and its successors and assigns (the
"Holder")  at such place as the Holder may  designate  by written  notice to the
Company,  in lawful money of the United States of America,  the sum of ($ ) (the
"Principal  Amount")  plus all  accrued and unpaid  interest on the  outstanding
Principal  Amount at the rate of twelve  percent  (12%) per annum.  The  Obligor shall pay accrued  interest on the outstanding  Principal  Amount on a quarterly basis,  commencing 90 days from the date hereof, and on payment of the Principal
Amount.  All  principal,  premiums and interest are to be paid without setoff or counterclaim as set forth below. The Obligor further agrees as follows:

Section 1.        Purchase Agreement.

     This debenture (the  "Debenture")  is being issued in connection with a 12%
Senior Secured Convertible Debenture and Warrant Purchase Agreement, dated April
1, 2002 (the "Purchase  Agreement"),  between the Obligor and certain  Investors
(as  defined  in the  Purchase  Agreement)  in  connection  with the  sale  (the
"Offering")  by the Obligor of an aggregate of $ of  Debentures  and Class A and
Class B  warrants  (collectively,  the  "Warrants")  to  purchase  shares of the
Obligor's common stock, $.001 par value per share (the "Common Stock").

Section 2.        Payments.

     (a)  Principal  and  Interest  Payments.  Unless  this  Debenture  shall be converted in accordance with the provisions of Section 7 or redeemed  earlier in accordance  with  Section  2(b) hereof,  the  Principal  Amount shall be due and payable  one year  from  the  date of this  Debenture.  All  quarterly  interest payments shall be made by the Obligor by wire transfer to an account  designated by the Holder,  by certified check or, at the sole discretion of the Holder,  in an amount  of shares of Common  Stock  determined  by  dividing  such  quarterly interest  payments,  plus any Penalty  Interest (as hereinafter  defined) by the
Conversion Price (as hereinafter defined).

     (b)  Prepayment  Penalty.  At any  time  after  the  effective  date of the registration  statement  covering the shares of Common Stock  issuable  upon the conversion of the  Debentures and the exercise of the Warrants upon 180 calendar days' notice to the Holder  specifying  the date on which payment is to be made, the Obligor shall have the right to prepay this Debenture,  in full, at any time in an amount equal to the product of 140% times the unpaid Principal Amount plus all accrued but unpaid  interest,  penalty  interest as provided in Section 2(d)
hereof and Liquidated  Damages (as  hereinafter  defined),  if any. If notice of prepayment  is given as provided  above,  but the Obligor fails to prepay on the date  specified,  the Obligor  shall be liable for such an amount,  plus default interest  from  the date  specified,  at the rate of 18% per  annum  until  this
Debenture  is paid in  full.  Notice  of  prepayment  having  been  given,  this
Debenture shall nevertheless continue to be convertible until paid in full.

     (c) Usury.  The Obligor and the Holder  intend that this  Debenture  comply with any  applicable  usury  laws from time to time in  effect.  In  furtherance thereof,  the Obligor and the Holder  stipulate and agree that none of the items and  provisions  contained  in this  Debenture  shall be  construed  to create a contract to pay, as  consideration  for the use,  forbearance  or  detention  of money,  interest at a rate in excess of the highest lawful rate under applicable law.

     (d) Penalty  Interest.  If the Obligor fails to pay any quarterly  interest payment on the date such payment is due, the interest  payable on the  Principal
Amount and on all accrued and unpaid interest as of that date shall be increased to the rate of 18% per  annum  until all  accrued  interest,  including  Penalty
Interest,  is paid in full. Further, in the event that the Obligor fails to meet the  requirements  of Section 2(a) of the  Registration  Rights  Agreement,  the
Obligor shall pay to the Holder a penalty equal to two percent (2%) per month of the Principal  Amount plus accrued and unpaid interest due on this Debenture for the period of time the Obligor is in default with respect to the requirements of
Section 2(a).

Section 3.        Representations, Warranties and Covenants of the Obligor.

     The Obligor represents, warrants and covenants to the Holder as follows:

     (a) Due  Organization,  etc.  The  Obligor  is duly  incorporated,  validly existing,  and in  good  standing  under  the  laws of the  jurisdiction  of its incorporation or organization.

     (b) Authority.  The Obligor has all requisite corporate power and authority to own,  lease,  license  and use its  properties  and assets and to conduct the business in which it is engaged.  The  Obligor has full power and  authority  to execute  and deliver  this  Debenture  and to grant the  Security  Interest  (as defined  herein) granted herein and the execution and delivery by the Obligor of this Debenture,  and the performance of its obligations hereunder, has been duly authorized by all necessary  corporate or other  action.  This  Debenture is the legal,  valid and binding  obligation of the Obligor  enforceable  against it in accordance with the terms hereof.

     (c)  Qualification.  The Obligor is duly  licensed or qualified and in good standing as a foreign corporation in each jurisdiction wherein the nature of the business  transacted  by it or the nature of the property  owned or leased by it makes such licensing or qualification necessary, the failure of which would have a material adverse effect on the business,  operations,  properties or condition
(financial or otherwise) of the Obligor.

     (d) Capitalization.  The Company's authorized capital stock is as set forth in the Purchase Agreement.

     (e) No Dividends,  Redemptions. The Obligor will not (i) declare or pay any dividend or make any other distribution on any equity securities of the Obligor, except dividends or distributions  payable in equity  securities of the Obligor, or (ii)  purchase,  redeem or  otherwise  acquire or retire for value any equity
securities  of  the  Obligor,   if,  upon  giving   effect  to  such   dividend,
distribution,  purchase,  redemption, or other acquisition, the net worth of the
Obligor  would  be  reduced  to  less  than an  amount  equal  to the  remaining indebtedness  outstanding  under this Debenture and all other Debentures  issued pursuant to the Offering.

     (f) Related  Transactions.  The Obligor will not, without the prior written consent  of  the  Majority  Holders  (as  hereinafter  defined),  engage  in any transaction  of any kind or nature with any affiliate of the Obligor unless such transaction,  or in the case of a course of related or similar  transactions  or continuing transactions,  is or are upon terms which are fair to the Obligor, as the case may be, and which are reasonably  similar to, or more beneficial to the
Obligor  than the terms  deemed  likely to occur in  similar  transactions  with unrelated persons under the same circumstances.

     (g) No Liens.  The Obligor shall not,  without the prior written consent of the Holders of at least a majority of the outstanding Principal Amount on all of the Debentures  issued  pursuant to the Offering  ("Majority  Consent")  create, incur, assume or suffer to exist (collectively,  "incur") any mortgage,  pledge, security interest,  assignment, lien (statutory or other), claim, encumbrance of any kind, license or sublicense or security interest  (collectively,  "Lien") in or upon any of the  Collateral  (as  defined  herein),  except for (1) liens for taxes,  assessments  or  similar  charges  incurred  in the  ordinary  course of business that are not yet due and payable;  (2) statutory Liens of landlords and
Liens of carriers, warehousemen,  mechanics, materialmen and other Liens imposed by law incurred in the ordinary  course of business for sums not yet delinquent,
(3) Liens  incurred  or  deposits  made in the  ordinary  course of  business in connection with workers' compensation, unemployment insurance and other types of social security, (4) easements, rights-of-way, encroachments, leases, royalties, restrictions and other similar title exceptions or encumbrances provided such do not,  in the  aggregate,  materially  interfere  with the  ordinary  conduct  of business of Obligor or materially  reduce or impair the value of the real estate so encumbered, (5) Liens granted to the Holders of Debentures issued pursuant to the Offering,  (6) Liens securing any  conditional  sales  agreements,  security agreements,  equipment  leases in the nature of title  retention  agreements  or security agreements or other similar title retention  agreements entered into by
Obligor on, prior to the date hereof or after the date hereof in order to secure the  payment  of the  purchase  price  of any  equipment  purchased,  leased  or otherwise  acquired by Obligor for use in the  ordinary  course of its  business having  aggregate  cost of less  than  $25,000,  (7)  Liens  granted  to  secure indebtedness  incurred  by Obligor if the  proceeds of which are used to prepay, in-full, any Debenture issued pursuant to the Offering pursuant to the terms and conditions of Section 2(b) hereof,  which such  indebtedness  shall be senior in right of payment and preference to this Debenture ("Take-out Indebtedness"), and
(8) Liens listed on Schedule 3(p) hereof.

     (h)  Indebtedness.  Except  for  the  indebtedness  incurred  to  financial institutions and other individuals listed and described on Schedule 3(h) annexed hereto, the Obligor does not have any outstanding  indebtedness  (outside of the ordinary course of business).

     (i) Maintenance of Collateral. The Obligor will maintain the Collateral (as hereinafter defined) in good operating condition and repair.

     (j) Sale or  Disposition.  The Obligor will not sell,  contract for sale or otherwise  dispose of any of the  Collateral or any interest  therein  except as provided in paragraph (t) in this Section 3.

     (k) Taxes.  The Obligor will pay  promptly  when due all taxes due from it, except for taxes and assessments which are being contested in good faith.

     (l) Further  Assurances.  The Obligor will promptly  execute and deliver to
____________  as agent for Holders (the  "Agent"),  such  financing  statements, certificates,  notices and other documents or instruments as may be necessary to enable the Agent to perfect or from time to time perfect,  renew or continue the
Security  Interest  granted  herein  for  the  benefit  of  the  Holders  of the
Debentures,   including,   without   limitation,   such  financing   statements,
certificates  and other  documents  as may be  necessary  to  perfect a security interest in any additional  Collateral  hereafter  acquired by the Obligor or in any replacements or proceeds thereof. The Obligor hereby authorizes the Agent to take all  action  (including,  without  limitation,  the  filing of any  Uniform
Commercial Code Financing Statements or amendments thereto without the signature of the  Obligor or the  notification  of any  account  debtor or payor) that the
Agent may deem  necessary  or  desirable  to perfect or  otherwise  protect  the
Security  Interest  described  hereunder  and to  obtain  the  benefits  of this
Debenture.

     (m) No  Conflict.  Except as  provided  on  Schedule  3(m) which is annexed hereto,  the Obligor is not in default under any  indenture,  mortgage,  deed of trust,  agreement or other  instrument  to which it is a party or by which it or any of its assets may be bound;  and (ii) the  execution  and  delivery  of this
Debenture  and  compliance  with the  provisions  hereof  shall not  violate any provision of law applicable to the Obligor;  nor shall the same conflict with or result  in a  breach  of any of the  terms,  conditions  or  provisions  of,  or constitute a default under,  the certificate of  incorporation or by-laws of the
Obligor,  or result in the breach of,  constitute any default under, or conflict with the terms of any  indenture,  mortgage,  agreement or other  instrument  to which the  Obligor  is party or by which it or any of its assets may be bound or result in the  creation or  imposition  of any Lien upon any of the  Collateral, other than for the Security  Interest granted pursuant to the Debentures  issued in connection with the Offering.

     (n)  Consents.   No  consent,   approval,   order,   authorization  of,  or
registration,  qualification or filing with, any  governmental  authority or any other  party is  required  on the part of the  Obligor  in  connection  with the execution and delivery of this Debenture,  the granting of the Security Interest granted  herein,  and  the  performance  and  consummation  of the  transactions contemplated  hereby,  other than (i) such  consents that have been obtained and
(ii) the  filing  of any  financing  statement  or  similar  instrument  that is required to perfect Holder's Security Interest.

     (o) Litigation.  There are no suits,  proceedings or investigations pending or, to the Obligor's knowledge,  threatened, against the Obligor which questions the validity of this Debenture or which,  individually  or in the aggregate,  if determined adversely,  would have a material adverse effect on the Collateral or the business, operation or condition (financial or otherwise) of the Obligor.

     (p) Title. Except as otherwise disclosed in Schedule 3(p) which is attached hereto, the Obligor is the sole owner of, and has good title to, the Collateral, free and clear of any Lien,  except for the Security Interest granted hereby and there is no  financing  statement  or  similar  filing now on file in any public office covering any material part of the Collateral.

     (q) Locations.  The chief executive office of the Obligor is located at the address set forth above.  All inventory and equipment held on the date hereof by the Obligor is located at the locations shown on Schedule 3(q) hereto.

     (r) Use of  Proceeds.  The  Obligor  shall  use the  proceeds  of the  loan evidenced by this Debenture  solely for working  capital.  In no event shall any portion of the proceeds of the loan  evidenced  hereby be used for the repayment of any indebtedness of the Obligor.

     (s)  Ordinary  Course.  While  all or any  portion  of  this  Debenture  is outstanding,  the Obligor shall conduct its operations according to the ordinary and usual  course of the business  consistent  with past  practice,  to preserve intact its present business  organization  and structure,  to keep available the services of its present officers, agents and employees, to preserve and maintain its assets and the goodwill of the  business  and to preserve  its  relationship with employees,  customers and others having business dealings with them and not to enter into, amend,  modify,  terminate,  renew, extend, or waive any existing material right under any material agreements of the Obligor.

     (t) Subsequent Transactions.  While all or any portion of this Debenture is outstanding,  the  Obligor  shall  use 50% of the net  proceeds  from any of the following  transactions to reduce the outstanding Principal Amount,  accrued and unpaid interest and penalties due on the Debentures held by the Holders on a pro rata basis:

(i)  one or more sales of assets of the Obligor's assets that, in the aggregate, exceed $25,000; provided, such sales shall not include products sold in the ordinary course of business;

(ii) funds received by the Obligor from the exercise of  outstanding  options or warrant; provided, such funds, in the aggregate, total $100,000; and

(iii) any unsecured debt raised by the Obligor.

     Notwithstanding  the  foregoing,  all  secured  debt  raised by the Obligor subsequent to the date hereof shall be used to repay all the  Principal  Amount, accrued and unpaid interest and penalties on the Debenture.

     Any reduction in Principal Amount or the accrued and unpaid interest on the
Debentures  made  pursuant to this  Section  3(t) shall be made on or before the
15th day after the date the Obligor receives any funds listed above.

     (u)  Reports.  The Common  Stock of the Obligor is  registered  pursuant to
Section 12(g) of the Securities  Exchange Act of 1934, as amended (the "Exchange
Act"), and the Company has filed all reports and other documents  required to be filed  by it  with  the  Securities  and  Exchange  Commission  pursuant  to the reporting  requirements of the Exchange Act. The Obligor covenants that it shall file  such  reports  and  other  documents  required  to be filed by it with the
Securities  and Exchange  Commission on a timely basis,  and it will provide the
Holders with copies of such reports and other documents,  until such time as the later of the  repayment,  in full, of all of the Principal  Amount,  accrued and unpaid  interest and  penalties  thereon,  or the sale of all of the  Conversion
Shares (as defined in the Purchase Agreement).

     (v)  Reservation of Common Stock.  There have been reserved and the Obligor shall at all times keep  reserved,  out of the  authorized  but unissued  Common
Stock of the Company free from any preemptive rights, rights of first refusal or other  restrictions  (other  than  pursuant  to the Act),  a number of shares of
Common  Stock  sufficient  to provide  for the rights of Holders to convert  the
Debentures.  The  transfer  agent,  if any,  for the  Common  Stock,  and  every subsequent transfer agent for any Common Stock issuable upon the exercise of any of the rights of conversion as set out in this  Debenture,  shall be irrevocably authorized and directed at all times to reserve such number of authorized Common
Stock as shall be requisite for such  purpose.  The Obligor shall keep a copy of this  Debenture  on file with any  transfer  agent for the Common Stock and with every subsequent  transfer agent for the Common Stock issuable upon the exercise of the rights of conversion  represented by this  Debenture.  Any transfer agent for the Common Stock and any  successor  transfer  agent for the Common Stock is hereby irrevocably  authorized to cause to be issued from time to time the share certificates  required to honor this Debenture upon its conversion in accordance with the terms hereof.  The Obligor  shall supply any such  transfer  agent with duly executed share certificates for such purpose.

Section 4.        Security Interest.

     (a) The  Obligor  hereby  grants to the  Holder a first  priority  security interest in and lien (the  "Security  Interest") on the  Collateral,  subject to superior  priority of that certain lien granted by Obligor to All Tex Financial,
Inc.  which is the subject of a UCC-1  filing  dated March 2, 2001,  and further subject to superior  priority of any UCC-1 filings  securing  leases,  to secure performance  and payment of (i) this Debenture,  and (ii) all other  obligations and  indebtedness  of the  Obligor to Holder of  whatever  kind and  whenever or however  created  or  incurred,  whether  absolute  or  contingent,  matured  or unmatured,  direct  or  indirect  (all  of  the  foregoing  being  the  "Secured
Indebtedness").  The Security  Interest  granted  herein shall  continue in full force and effect until, and Holder shall release the Security  Interest when all of the Secured  Indebtedness  has been discharged or converted into Common Stock in accordance with the terms hereof.

     (b) As used herein, the term "Collateral" shall mean and include all of the
Obligor's right, title and interest in and to all real,  tangible and intangible property of the Obligor  whether now or  hereafter  existing,  of every kind and description,  now owned or  hereafter  acquired  and  wherever  located  and the proceeds (including any insurance  proceeds),  products and accessions of and to any thereof,  and all books and records pertaining to all of the foregoing,  all of which are and shall at all times be and remain, free and clear of any and all
Liens.

Section 5.        Events of Default.

     It shall be an event of default  ("Event of Default")  with respect to this
Debenture upon the occurrence and, where applicable,  continuation  uncured,  of any of the following events:

     (a) Default in Payment, etc.

          (i) A default in the  payment  of the  Principal  Amount or  quarterly interest  payment on this Debenture,  when and as the same shall become due and payable,  either by the terms hereof or upon  redemption  or otherwise, which  default shall  continue  uncured for a period of five (5) days after receipt by the Obligor of written notice of such default; or

          (ii) A default in the performance,  or breach, of any  representation, warranty  or  covenant of the  Obligor in this  Debenture  or the  Purchase
     Agreement and continuance of such default or breach shall continue  uncured for a period of five (5) days  after  receipt  by the  Obligor  of  written notice as to such breach.

     (b) Bankruptcy,  Insolvency,  etc. The Obligor becoming  insolvent (however defined  or  evidenced)  or the  entry  of a decree  or order by a court  having jurisdiction  adjudging  the  Obligor  bankrupt  or  insolvent,  or  approving a petition seeking reorganization,  arrangement,  adjustment, or composition of or in respect of the Obligor,  under federal or other applicable bankruptcy law, as now  or  hereafter  constituted,  or  any  other  applicable  federal  or  state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the commencement  by it of a voluntary or  involuntary  case under  federal or other applicable  bankruptcy  law,  as  now or  hereafter  constituted,  or any  other applicable federal or state bankruptcy, insolvency, dissolution,  liquidation or other  similar  law,  or the  consent by it to the  institution  of  bankruptcy, dissolution,  liquidation or insolvency proceedings against it, or the filing by it of a petition or answer or consent  seeking  reorganization  or relief  under federal or other  applicable  bankruptcy  law or any other  applicable  federal, state or other law,  or the  consent by it to the filing of such  petition or to the appointment of a receiver,  liquidator,  assignee, trustee, sequestrator, or similar  official for, it or of any  substantial  part of its  property,  or the making by it of an assignment for the benefit of creditors,  or the admission by it in writing of the inability to pay it debts  generally as they become due, or the taking of corporate action by it in furtherance of any such action.

     (c) Default on Other  Indebtedness.  The default in payment of principal of or interest on any other  indebtedness for borrowed money owed by the Obligor or default in the performance or observance of the terms of any instrument pursuant to which such  indebtedness was created or secured,  the effect of which default is to cause any holder of any such  indebtedness to cause the same to become due prior to its stated  maturity  (and whether or not such default is waived by the holder thereof).

Section 6.        Remedies Upon Default.

     (a)  Acceleration and Liquidated  Damages.  Upon an Event of Default and at
any time during the  continuation  thereof,  the Holder,  by notice given to the
Obligor,  may declare the entire unpaid  Principal  Amount,  and, if applicable,
redemption  premium  or  Penalty  Interest   (collectively,   the  "Acceleration
Amount"),  of this Debenture then outstanding to be due and payable  immediately together  with  liquidated  damages  payable to the  Holder  equal to 40% of the
Acceleration Amount ("Liquidated  Damages"),  and upon any such acceleration the same shall become and be due and payable immediately,  anything herein contained to the contrary  notwithstanding.  After acceleration and until the Acceleration
Amount and all accrued and unpaid  Liquidated  Damages is paid  pursuant to this
Section 6(a), interest shall accrue on such amounts up to and including the date of the Event of Default at the rate of 18% per annum.

     (b) Remedies Regarding Security Interest in Collateral. Upon the occurrence of any  Event of  Default,  the  Holder,  together  with  Holders  of at least a majority of the Principal  Amount of Debentures  issued pursuant to the Offering
(the  "Majority  Holders")  shall  have  the  following  additional  rights  and remedies,  provided such rights and remedies  shall be enforced on behalf of the
Majority  Holders  solely by the Agent,  such Agent to be  identified by written notice to the Obligor:

          (i) All  rights  and  remedies  provided  by law,  including,  without limitation,  those provided by the Uniform  Commercial Code as in effect in the states of New Mexico and Colorado from time to time (the "UCC").

          (ii) The right to take  possession of the Collateral  and, in addition thereto,  the right to enter upon any premises on which the  Collateral  or any part  thereof  may be  situated,  without  notice,  and remove the same therefrom.  Agent may require the  Obligor to make the  Collateral  (to the extent  the  same is  moveable)  available  to the  Agent  at a place to be designated by the Agent which is  reasonably  convenient to both parties at the Obligor's expense.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the  Obligor at least two (2) days' prior  written  notice at the address  of the  Obligor  set forth  above  (or at such  other  address  or addresses as the Obligor shall specify in writing to the Agent) of the time and place of any public sale thereof or of the time after which any private sale or any other  intended  disposition  thereof  is to be made.  Any such notice  shall be  deemed  to meet any  requirement  hereunder  or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other  disposition.  After deducting all
     costs  and  expenses  of  collection,   storage,  custody,  sale  or  other
     disposition and delivery  (including  reasonable legal costs and attorneys'
     fees,  expenses and disbursements) and all other reasonable charges against the  Collateral,  the  remaining  proceeds of any such sale or  disposition shall be applied to the payment of the Secured  Indebtedness  in such order of priority as the Agent shall  determine and any surplus shall be returned to the Obligor or to any person or party lawfully entitled thereto.  In the event  the  proceeds  of  any  sale,  lease  or  other  disposition  of the
     Collateral hereunder is insufficient to pay all of the Secured Indebtedness in full,  the  Obligor  will be liable for the  deficiency,  together  with interest  thereon  at  the  highest  rate  of  interest  provided  in  this
     Debenture,  and the costs and expenses of  collection  of such  deficiency, including (to the extent permitted by law), without limitation,  reasonable attorneys' fees, expenses and disbursements.

     (c)  Proceedings  and  Actions.  During  the  continuation  of any Event of
Default,  the Holder may institute such actions and proceedings in law or equity as it shall deem  expedient  for the  protection of its rights and may prosecute and enforce its claims against all assets of the Obligor, and in connection with any such action or  proceeding  shall be  entitled  to receive  from the Obligor payment of the Principal  Amount of this  Debenture  plus any accrued and unpaid interest  and  penalties,  to the date of payment  plus  reasonable  expenses of
collection  including,  without  limitation,   reasonable  attorneys'  fees  and
expenses.  All rights and  remedies  available  to the  Holder  pursuant  to the provisions of this Debenture,  applicable law and otherwise are cumulative,  not exclusive and are enforceable alternatively and/or concurrently.

Section 7.        Conversion of the Debenture.

     At  the  option  of the  Holder,  all or  any  portion  of the  outstanding
Principal  Amount,  plus all accrued and unpaid  interest and penalty  interest, including Liquidated Damages, on the Debenture, shall be convertible into shares of Common Stock at the Conversion Price (as defined in the Purchase  Agreement).
In  the  event  of  any  reclassification,  consolidation,  merger  or  sale  of substantially all of the Obligor assets or similar transaction, the Holder shall be  entitled  to  purchase  the kind and  number  of  shares  of stock and other securities and property  receivable upon such  transaction as if the Holder were the owner of the Common Stock issuable  hereunder  immediately prior to any such event at the  Conversion  Price in  effect  on the date of the  closing  of such transaction ; provided,  however,  that in no event shall the Holder be entitled to convert  any  portion  of this  Debenture  in excess of that  portion of this
Debenture upon conversion of which the sum of (1) the number of shares of Common
Stock  beneficially owned by the Holder and its affiliates (other than shares of
Common Stock which may be deemed beneficially owned through the ownership of the unconverted  portion of this Debenture or the unexercised or unconverted portion of any other  security  of the  Borrower  (including,  without  limitation,  the warrants issued by the Borrower pursuant to the Purchase Agreement) subject to a limitation  on  conversion or exercise  analogous to the  limitations  contained herein)  and (2) the  number  of  shares  of  Common  Stock  issuable  upon  the conversion  of  the  portion  of  this  Debenture  with  respect  to  which  the determination  of this  proviso  is  being  made,  would  result  in  beneficial ownership by the Holder and its affiliates of more than 4.9% of the  outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence,  beneficial  ownership  shall be determined in accordance with Section
13(d) of the Securities Exchange Act of 1934, as amended,  and Regulations 13D-G thereunder,  except as  otherwise  provided in clause (1) of such  proviso.  The
Holder of this Debenture may waive the  limitations  set forth herein by written notice to the Company.

Section 8.        Miscellaneous.

     (a) This Debenture may be altered only by prior written agreement signed by the party  against whom  enforcement  of any waiver,  change,  modification,  or discharge is sought.  This  Debenture may not be modified by an oral  agreement, even if supported by new consideration.

     (b)  Notwithstanding  anything  provided  herein,  Holder may  assign  this
Debenture in whole or in part to one or more officers or partners of Holder. The obligations  under this Debenture may not be assigned by the Obligor without the prior Majority Consent.  The covenants,  terms and conditions  contained in this
Debenture apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

     (c) Upon receipt by the Obligor of evidence reasonably  satisfactory to the
Obligor of the loss, theft,  destruction or mutilation of this Debenture, and of
indemnity  or  security  reasonably   satisfactory  to  the  Obligor,  and  upon
reimbursement to the Obligor of all reasonable expenses incidental thereto,  and upon surrender and  cancellation  of this Debenture,  if mutilated,  the Obligor will make and deliver a new  Debenture of like tenor and of the same series,  in lieu of this Debenture.

     (d) This  Debenture  constitutes a final  written  expression of all of the terms of the agreement  between the parties regarding the subject matter hereof, and supersedes all prior agreements, understandings, and representations between the parties.  If any provision or any word, term,  clause,  or other part of any provision of this Debenture  shall be invalid for any reason,  the same shall be ineffective, but the remainder of this Debenture shall not be affected and shall remain in full force and effect.

     (e) This  Debenture  shall be governed by and construed in accordance  with the laws of the State of New York without  giving effect to its conflicts of law principles.  The Obligor agrees that any dispute or  controversy  arising out of this  Debenture  shall be  adjudicated  in a court located in New York City, and hereby submits to the exclusive  jurisdiction  of the courts of the State of New
York located in New York,  New York,  and of the federal  courts in the Southern
District of New York, and  irrevocably  waives any objection it now or hereafter may have  respecting  the venue of such action or  proceeding  brought in such a court or  respecting  the fact that such  court is an  inconvenient  forum,  and consents to the service of process in any such action or  proceeding by means of registered or certified mail, return receipt requested, to the address set forth below.

     (f) All notices,  consents,  or other  communications  provided for in this
Debenture or  otherwise  required by law shall be in writing and may be given to or made upon the respective parties at the following mailing address:

                                    Holder:

                           With a copy to:

                                    Obligor:Americana Publishing, Inc.
                                            303 San Mateo NE, Suite 104A
                                            Albuquerque, New Mexico  87108
                                            Attention: George Lovato, Jr.

     Such  addresses  may be  changed  by  notice  given  as  provided  in  this subsection.  Notices  shall be  effective  upon the date of  receipt;  provided, however,  that a notice  (other  than a notice  of a  changed  address)  sent by certified or  registered  U.S.  mail,  with postage  prepaid,  shall be presumed received no later than three (3) business days following the date of sending.

     IN WITNESS WHEREOF, the Obligor has executed this Debenture effective as of the date first set forth above.

                                                  AMERICANA PUBLISHING, INC.

                                                  By:_________________________________
                                                  Name:
                                                  Title:

                            DEBENTURE CONVERSION FORM

To:  Americana Publishing, Inc.

     The undersigned irrevocably elects to convert:

                  [__]     ALL, or

                  [__]     $_____________

of the accrued and unpaid  interest and principal owed on the 12% Senior Secured
Convertible   Debenture  (the  "Debenture")   which  is  attached  hereto.   The
undersigned  requests that the  certificates  representing  the shares of common stock as to which this Debenture is being converted (the "Conversion Shares") be registered as follows and requests  Americana  Publishing,  Inc. to so cause the registration thereof:

Name:____________________________________________________________________

Social Security or Employer Identification Number:_____________________________

Address:_________________________________________________________________

Deliver to:_______________________________________________________________

Address:_________________________________________________________________

     If only a portion of the principal  amount and accrued and unpaid  interest owed on the Debenture is converted, please issue a new Debenture for the balance of the unpaid  principal  amount and  accrued  and unpaid  interest  owed on the
Debenture to the registered  holder thereof and deliver it to the undersigned at the following address:

Address:_________________________________________________________________

        _________________________________________________________________

Date:  _______________, 20 __

         ___________________________________

         (Signature must conform to the name of the holder

of the Debenture specified on the face of the Debenture)

                                  Schedule 3(h)

                              Existing Indebtedness

                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(m)

                             Default on Indebtedness

                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(p)

                    Liens to which the Collateral is Subject

                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(q)

                       Location of Inventory and Equipment

                [To be provided by the Obligor prior to closing.]